Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 26, 2015

Statement of Additional Information Text Changes

The table under the heading Description of the Trust on page B-1 is replaced with the following:

Share Classes[1]
Institutional
Fund[2]	Investor	Admiral	Institutional	Plus	ETF
Vanguard European Stock Index Fund[3]	VEURX	VEUSX	VESIX	VEUPX	VGK
Vanguard Pacific Stock Index Fund[4]	VPACX	VPADX	VPKIX	VPAPX	VPL
Vanguard Emerging Markets Stock Index Fund[5]	VEIEX	VEMAX	VEMIX	VEMRX	VWO
Vanguard FTSE All-World ex-US Index Fund	VFWIX	VFWAX	VFWSX	VFWPX	VEU
Vanguard Total World Stock Index Fund	VTWSX	—	VTWIX	—	VT
Vanguard FTSE All-World ex-US Small-Cap Index Fund	VFSVX	—	VFSNX	—	VSS
Vanguard Global ex-U.S. Real Estate Index Fund	VGXRX	VGRLX	VGRNX	—	VNQI

1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 The ETF Share class is known as Vanguard FTSE Europe ETF (formerly known as Vanguard MSCI Europe ETF).
4 The ETF Share class is known as Vanguard FTSE Pacific ETF (formerly known as Vanguard MSCI Pacific ETF).
5 The ETF Share class is known as Vanguard FTSE Emerging Markets ETF (formerly known as Vanguard MSCI Emerging Markets ETF).

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Vanguard Marketing Corporation, Distributor.

SAI 72B 102015